Ameritas Life Insurance Corp.
                               ("Ameritas Life")

                      Ameritas Variable Separate Account V
                              ("Separate Account")

                                 Supplement to:
                                 Overture Viva!
                          Prospectus Dated May 1, 2007
                    and Statement of Additional Information

                          Supplement Dated May 1, 2012

1. The Asset Allocation Program section of the prospectus is revised as follows:
     a.   The following sentences are added at the end of the first paragraph:
               We also obtain research and business support services relating to models from unaffiliated consultants. We pay for these consultant services, at no additional cost to Policy Owners.
     b. In the Potential Conflicts of Interest first paragraph, the fourth sentence is deleted and replaced with the following:
               We may receive fees for administrative services from other portfolios in the models.

2.   The SAI ASSET ALLOCATION PROGRAM text is revised as follows:
     a. In The Asset Allocation Program Models section, the first two sentences are deleted and replaced with the following:
               Development of the Program models is a multi-step process. First, we obtain research relating to models from an unaffiliated firm, then an optimization analysis is performed to determine the breakdown of asset classes.
     b. In the Potential Conflicts of Interest paragraph, the sentence, "We and AIC may receive revenue sharing from other portfolios that are available as investment options or distribution fees." is deleted and replaced with the following:
               We may receive revenue sharing from other portfolios that are available as investment options or distribution fees.


All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

       Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.

    If you do not have a current prospectus, please contact Ameritas Life at
                                1-800-745-1112.